As filed with the Securities and Exchange Commission on April 24, 1998
                                             Registration No. 33-26116
                                                              811-5710

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.     10                              X
          and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      X

                          Amendment No.     11                       X

                     (Check appropriate box or boxes.)


                     LEXINGTON NATURAL RESOURCES TRUST
              -----------------------------------------------
            (Exact name of Registrant as specified in Charter)

                          Park 80 West Plaza Two
                      Saddle Brook, New Jersey  07663
             ------------------------------------------------
                 (Address of principal executive offices)

              Registrant's Telephone Number:  (201) 845-7300

                          Lisa Curcio, Secretary
                     Lexington Natural Resources Trust
          Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
              ------------------------------------------------
                  (Name and address of agent for service)

                              With a copy to:
                           Carl Frischling, Esq.
                       Kramer, Levin, Naftalis & Frankel
                919 Third Avenue, New York, New York 10022
              ------------------------------------------------
     It is proposed that this filing will become effective April 30, 1998 pursuant to Paragraph (b) of Rule 485.
              ------------------------------------------------
     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed on March 18, 1998.

                     LEXINGTON NATURAL RESOURCES TRUST
                    REGISTRATION STATEMENT ON FORM N-1A
                           CROSS REFERENCE SHEET


                                  PART A

Items in Part A                                             Prospectus
of Form N-1A          Prospectus Caption                    Page Number
---------------       ------------------                    -----------
     1.               Cover Page                            Cover Page

     2.               Synopsis                                  *

     3.               Condensed Financial Information           2

     4.               General Description of Registrant         3

     5.               Management of the Fund                    5

     6.               Capital Stock and Other Securities        8

     7.               Purchase of Securities Being Offered      6

     8.               Redemption or Repurchase                  6

     9.               Legal Proceedings                         *


Note * Omitted since answer is negative or inapplicable

                     LEXINGTON NATURAL RESOURCES TRUST

            STATEMENT OF ADDITIONAL               STATEMENT OF ADDITIONAL
PART B      INFORMATION CAPTION                   INFORMATION PAGE NUMBER
------      -----------------------               -----------------------
  10.       Cover Page                                   Cover Page

  11.       Table of Contents                            Cover Page

  12.       General Information and History               8 (Part A)

  13.       Investment Objectives and Policies            2

  14.       Management of the Registrant                  7

  15.       Control Persons and Principal Holders         3
              of Securities

  16.       Investment Advisory and Other Services        3

  17.       Brokerage Allocation and Other Practices      4

  18.       Capital Stock and Other Securities            8 (Part A)

  19.       Purchase, Redemption and Pricing of           6 (Part A)
              securities being offered

  20.       Tax Status                                    6

  21.       Underwriters                                  5 (Part A)

  22.       Calculation of Yield Quotations on Money      *
              Market Funds

  23.       Financial Statements                         10

PART C
------
            Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.




* Not Applicable

                                                                      PROSPECTUS

                                                                  April 30, 1998

                       Lexington NATURAL RESOURCES Trust
                     P.O. Box 1515 / Park 80 West Plaza Two
                         Saddle Brook, New Jersey 07663
                                  201-845-7300


================================================================================

              Lexington Natural Resources Trust (the "Fund"), is a no load open-end non-diversified management investment company. The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation. For a description of the types of securities in which the Fund will invest, see "Investment Objectives and Policies" on page 3.

              Shares of the Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

              This Prospectus concisely sets forth information about the Fund that you should know before investing. It should be read and retained for future reference.

              Lexington Management Corporation (the "Investment Adviser") is the Investment Adviser of the Fund. Lexington Funds Distributor, Inc. (the "Distributor") is the Distributor of shares of the Fund. Market Systems Research Advisors, Inc. (the "Sub-Adviser") is the Sub-Adviser to the Fund.

              A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION FURTHER DISCUSSES CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. FOR A FREE COPY, CALL THE TELEPHONE NUMBER ABOVE OR WRITE TO THE ADDRESS LISTED ABOVE.




--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

    INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                              FINANCIAL HIGHLIGHTS
     The following Financial Highlights for each of the years in the five year period ended December 31, 1997 has been audited by KPMG Peat Marwick LLP,
Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.

Selected per share data for a share outstanding throughout the period:


                                                                                                    PERIOD FROM
                                                                                                  AUGUST 1, 1989
                                                                                                   (COMMENCEMENT
                                                                                                  OF OPERATIONS)
                                                                                                  TO DECEMBER 31,
                                                      YEAR ENDED DECEMBER 31,
                                ------------------------------------------------------------------
                                 1997     1996    1995     1994     1993     1992     1991    1990      1989
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Net asset value, beginning of
  period ...................... $14.29  $ 11.30 $  9.71  $ 10.30   $ 9.30   $ 9.01  $  9.50   $11.49   $10.00
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Income (loss) from investment
  operations:
  Net investment income (loss)    0.06     0.05    0.06     0.04       --       --     0.02    (0.01)    0.01
Net realized and unrealized
 gain (loss) on investments and
 foreign currency transactions    1.00     2.99    1.58    (0.59)    1.01     0.29    (0.49)   (1.70)    1.48
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Total income (loss) from
  investment operations .......   1.06     3.04    1.64    (0.55)    1.01     0.29    (0.47)   (1.71)    1.49
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Less distributions:
  Distributions from net
    investment income .........     --    (0.05)  (0.05)   (0.04)   (0.01)      --    (0.02)      --       --
Distributions from net
  realized gains ..............  (0.44)      --      --       --       --       --       --    (0.28)      --
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Total distributions ...........  (0.44)   (0.05)  (0.05)   (0.04)   (0.01)      --    (0.02)   (0.28)      --
                                ------  ------- -------  -------   ------   ------  -------   ------   ------
Net asset value, end of period  $14.91  $ 14.29 $ 11.30  $  9.71   $10.30   $ 9.30  $  9.01   $ 9.50   $11.49
                                ======  ======= =======  =======   ======   ======  =======   ======   ======
Total return ..................  7.15%   26.89%  16.87%   (5.38%)  10.90%    3.22%   (4.95%) (14.85%)  40.98%*
Ratio to average net assets:
Expenses, before
  reimbursement ...............  1.25%    1.42%   1.47%    1.55%    2.26%    2.31%    2.97%    4.55%   19.76%*
Expenses, net of reimbursement   1.25%    1.42%   1.47%    1.55%    2.26%    2.31%    1.60%    1.54%    0.39%*
Net investment income (loss),
  before reimbursement ........  0.39%    0.40%   0.56%    0.49%    0.08%    0.02%   (1.10%)  (3.06%) (19.16%)*
Net investment income (loss) ..  0.39%    0.40%   0.56%    0.49%    0.08%    0.02%    0.27%   (0.05%)   0.22%*
Portfolio turnover ............114.16%   102.76 149.18%   87.40%  114.44%   65.50%  100.94%   50.43%    0.00%*
Average commissions paid on
  equity security
  transactions** .............. $0.07    $0.07       --       --       --       --       --       --       --
Net assets, end of period
 (000's omitted) .............. $65,263  $37,934 $16,955  $13,627   $5,325   $1,926   $1,393     $916     $280

------------
 *Annualized

**In accordance with recent SECdisclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.

                             DESCRIPTION OF THE FUND

     Lexington Natural Resources Trust is a no-load open-end non-diversified management investment company organized as a business trust under the laws of Massachusetts. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("participating insurance companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

     Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

     Management attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

     Management of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully-managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective and policies of the Fund described in the first two paragraphs of this section are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended.

     Except for defensive or liquidity purposes, at least 65% of the total assets of the Fund will be invested in companies with substantial natural resource assets. The remaining assets to the extent not invested in the common stocks of natural resource companies may be invested in companies other than the natural resource companies and in debt securities of natural resource companies as well as other companies. At any time management deems it advisable for temporary defensive or liquidity purposes, the Fund may hold all its assets in cash or cash equivalents and invest in, or hold unlimited amounts of, debt obligations of the United States government or its political subdivisions, and money market instruments including repurchase agreements with maturities of seven days or less and Certificates of Deposit.

     The Fund's investment portfolio may include repurchase agreements with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by the Investment Adviser and Sub-Adviser to present minimal credit risk.

     Although the Fund's Board of Trustees present policy prohibits investments in speculative securities trading at extremely low prices and in relatively illiquid markets, investments in such securities can be made when and if the Board determines such investments to be in the best interests of the Fund and its shareholders. The policies set forth in this paragraph are subject to change by the Board of Trustees of the Fund, in its sole discretion (see "Special Considerations and Risks" and "Dividend, Distribution and Reinvestment Policy").

     The Fund anticipates that its annual portfolio turnover rate will generally not exceed 150%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced within one year. High turnover may result in increased transaction costs to the Fund; however, the rate of turnover will not be a limiting factor when the Fund deems it desirable to purchase or sell portfolio investments. For the fiscal year ended December 31, 1997, the portfolio turnover rate was 114.16%.

     Generally, the primary consideration in placing portfolio securities transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the best net price available and in the most effective manner possible. The Fund's brokerage allocation policy may permit the Fund to pay a broker-dealer which furnishes research services a higher commission than that which might be charged by another broker-dealer which does not furnish research services, provided that such commission is deemed reasonable in relation to the value of the services provided by such broker-dealer. For a complete discussion of portfolio transactions and brokerage allocation, see "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

                        SPECIAL CONSIDERATIONS AND RISKS

     Because the Fund will invest a substantial portion of its portfolio in the securities of companies with natural resources assets, the Fund should be considered as a vehicle for diversification and not as a balanced investment program. In addition, investments in foreign securities may involve risks and considerations not present in domestic investments.

     INVESTMENTS IN FOREIGN SECURITIES

     A portion of the Fund's security investments will be in the securities of foreign issuers. Investments in foreign securities may involve risks greater than those attendant to investments in securities of U.S. issuers. Publicly available information concerning issuers located outside the U.S. may not be comparable in scope or depth of analysis to that generally available for publicly held U.S. corporations. Accounting and auditing practices and financial reporting requirements vary significantly from country to country and generally are not comparable to those applicable to publicly held U.S. corporations. Government supervision and regulation of foreign securities exchanges and markets, securities listed on such exchanges or traded in such markets and brokers, dealers, banks and other financial institutions who trade the securities in which the Fund may invest is generally less extensive than in the U.S., and trading customs and practices may differ substantially from those prevailing in the U.S. The Fund may trade in certain foreign securities markets which are less developed than comparable U.S. markets, which may result in reduced liquidity of securities traded in such markets. Investments in foreign securities are also subject to currency fluctuations. For example, when the Fund's assets are invested primarily in securities denominated in foreign currencies, an investor can expect that the Fund's net asset value per share will tend to increase when the value of U.S. dollars is decreasing as against such currencies. Conversely, a tendency toward decline in net asset value can be expected when the value of U.S. dollars is increasing as against such currencies. Changes in net asset value per share as a result of foreign exchange rate fluctuations will be determined by the composition of the Fund's portfolio at any given time. Further, it is not possible to avoid altogether the risks of expropriation, burdensome or confiscatory taxation, moratoriums, exchange and investment controls or political or diplomatic events which might adversely affect the Fund's investments in foreign securities or restrict the Fund's ability to dispose of such investments.

                             INVESTMENT RESTRICTIONS

     The Fund has adopted a number of investment restrictions which may not be changed without shareholder approval. These are set forth under "Investment Restrictions" in the Statement of Additional Information. Some of these restrictions provide that the Fund shall not:

    o Invest more than 5% of its total assets in the securities of any one issuer with respect to 50% of its total assets (except securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities);

    o Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of one issuer;

    o Borrow money; except that the Fund may borrow from a bank as a temporary measure for extraordinary purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Fund may not purchase additional securities when money borrowed exceeds 5% of the fund's total assets;

    o Purchase any security restricted as to disposition under Federal securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid-securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

                             MANAGEMENT OF THE FUND

     The business affairs of the Fund are managed under the direction of its Board of Trustees. There are currently twelve Trustees (of whom seven are non-affiliated persons) who meet five times each year. The Statement of Additional Information contains additional information regarding the Trustees and officers of the Fund.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies. Lexington Funds Distributor, Inc. is a registered broker-dealer and is the distributor of shares of the Fund.

     The Investment Adviser has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc., 80 Maiden Lane, New York, New York 10038, a registered investment adviser, under which the Sub-Adviser will provide the Fund with certain investment management and administrative services. The Sub-Adviser serves as investment adviser to private and institutional accounts.

    The Investment Adviser is paid an investment advisory fee at the annual rate of 1.00% of the net assets of the Fund which is higher than that paid by most other investment companies. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month. For the year ended December 31, 1997, the Investment Adviser received $635,819 in investment advisory fees from the Fund and paid the Sub-Adviser $317,919.

     The Investment Adviser serves as investment adviser to other investment companies and private institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of the Investment Adviser's parent. The clients pay fees which the Investment Adviser considers comparable to the fee levels for similarly served clients.

     The Investment Adviser also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse the Administrator for its actual cost in providing such services, facilities and expenses.

     The Investment Adviser and the Distributor are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Lexington Global Asset Managers, Inc., holds a controlling interest in the Sub-Adviser. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc., common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

                               PORTFOLIO MANAGERS

     The Fund is managed by an investment management team. Frank A. Peluso, Robert M. DeMichele and Robert W. Radsch are the lead managers.

     FRANK A. PELUSO is a Portfolio Manager of the Fund. He has 35 years investment experience. Mr. Peluso is President and Chief Executive Officer of Market Systems Research Advisors, Inc., the sub-adviser to the Fund. Mr. Peluso utilizes a proprietary analytical system to identify securities with performance potential which he believes to be exceptional. In addition, Mr. Peluso's proprietary data is used by professional money managers, insurance companies, brokerage firms, banks, mutual fund companies and pension funds.

     Mr. Peluso is a graduate of Princeton University and has completed a year of post-graduate study at Columbia University.

     ROBERT M. DEMICHELE is Chairman and Chief Executive Officer of Lexington Management Corporation. He is also the Chairman of the Investment Strategy Group. In addition, he is President of Lexington Global Asset Managers, Inc., LMC's parent company. He holds similar offices in other companies owned by Lexington Global Asset Managers, Inc., as well as, the Lexington Funds.

     Prior to joining LMC in 1981, Mr. DeMichele was a Vice President at A.G. Becker, Inc. the securities division of Warburg, Paribus, Becker, an international investment banking firm. From 1973 to 1981, Mr. DeMichele held several positions, the most recent managing A.G. Becker's Funds Evaluation and Consulting Group for both the East and West coasts.

     Mr. DeMichele is a graduate of Union College with a B.A. Degree in Economics and an M.B.A. in Finance from Cornell University.

    ROBERT W. RADSCH, CFA, is a Portfolio Manager of the Fund and is a Vice President of Lexington Management Corporation. Prior to joining Lexington in July, 1994, he was Senior Vice President, Portfolio Manager and Chief Economist for the Bull & Bear Group. He has extensive experience managing gold, silver and platinum on an international basis, having managed precious metals and international funds for more than 15 years.

     Mr. Radsch is a graduate of Yale University with a B.A. Degree and holds an M.B.A. in Finance from Columbia University.

                        HOW TO PURCHASE AND REDEEM SHARES

     With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by participating insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.


                          SHAREHOLDER SERVICING AGENTS

     The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions that provide administrative services for the Fund or that provide to contractholders and policyholders other services relating to the Fund. These services may include, among other things, sub-accounting services, answering inquiries of contractholders and policymakers regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contractholders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. For these services, each Shareholder Servicing Agent may receive fees, which may be paid periodically, provided that such fees will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is determined as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. However, when LMCdeems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used. For over-the-counter securities the mean between the bid and asked prices is used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are valued at cost when it is determined by the Fund's Board of Trustees that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets shall be valued by Fund Management in good faith under the direction of the Fund's Board of Trustees.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by the investment adviser and approved in good faith by the Trustees.

     In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

                             PERFORMANCE CALCULATION

     Advertisements and communications with shareholders and others may cite the Fund's performance calculated on a total return basis. All such advertisements and communications will portray the value of an assumed initial investment of $1,000 at the end of one, five and ten year periods. These values will be calculated by multiplying the compounded average annual total return for each time period by the amount of the assumed initial investment and will reflect all recurring charges against Fund income.

     Advertisements and communications may compare the Fund's performance to major market indices. Quotations of historical total returns are not indicative of future dividend income or total return, but are an indication of the return to shareholders only for the limited historical period used. The Fund's total return will depend on the particular investments in its portfolio, its total operating expenses and other conditions. For further information, including the formula and an example of the total return calculation, see the Statement of Additional Information.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax, and if applicable, a 4% excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund. Dividend and capital gain distributions are generally not currently taxable to owners of variable contracts.

                                   TAX MATTERS

     THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the diversification of assets, distribution of income, and sources of income. As a regulated investment company, the Fund will not be subject to federal income tax on its income distributed in accordance with the timing requirements of the Code. If, however, for any taxable year the Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the separate accounts of the Participating Insurance Companies (the "Accounts")), and such distributions may be taxable to the recipients to the extent that the Fund has current and accumulated earnings and profits.

     FUND DISTRIBUTIONS. Under current tax law, an insurance company is not subject to tax on income of a qualifying separate account that is properly allocable to the value of eligible variable annuity contracts or variable life insurance policies. Therefore, generally fund distributions will not be currently taxable to either the Accounts or to the contract holders or policyholders.

    SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the variable annuity contract holders or variable life insurance policy holders.

     SUMMARY. The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that the policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the variable annuity contract holders or variable life insurance policy holders will be treated as recognizing income (from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement of Additional Information. Variable annuity contract holders or variable life insurance policy holders must consult the prospectuses of their respective contracts or policies for information concerning the federal income tax consequences of owning such contracts or policies.

                               GENERAL INFORMATION

     The Fund was organized as a Massachusetts business trust on October 7, 1988 under the name Lexington Gold Trust. At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund also changed its name to "Lexington Natural Resources Trust." The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest, no par value. When issued, shares of the Fund are fully paid, non-assessable and freely transferable.

     Unlike the stockholder of a corporation, shareholders could under certain circumstances be held personally liable for the obligations of the Fund.
However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the Fund. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

     VOTING RIGHTS

     Shareholders of the Fund are given certain voting rights. Each share of the Fund will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable life insurance policies or annuity contracts. Participating insurance companies provide variable annuity contract holders and variable life insurance policyholders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account Prospectus for the Variable Annuity Contract or Variable Life Insurance Policy section for more information regarding the pass-through of these voting rights.

     Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for the Fund, for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. A shareholders' meeting will be held after the Fund begins operations for the purpose of electing the initial Board of Trustees. In addition, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of other voting interests of the Fund. The Fund is required to assist in shareholders' communications. In accordance with current laws, an insurance company issuing a variable life insurance or annuity contract that participates in the Fund will request voting instructions from Contract Holders and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

     COUNSEL AND INDEPENDENT AUDITORS

     Kramer, Levin, Naftalis, & Frankel will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus.

     KPMG Peat Marwick LLP, New York, New York has been selected as independent auditors for the Fund for the fiscal year ending December 31, 1998.

     CUSTODIANS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York, 10036 has been retained to act as the Custodian for the Fund's investments and assets. In addition, Chase Manhattan Bank, N.A. may appoint foreign banks and securities depositories to act as sub-custodians for the Fund's portfolio securities subject to their qualification as eligible foreign custodians under the rules adopted by the SEC. State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 has been retained to act as the Transfer Agent and Dividend Disbursing Agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                                OTHER INFORMATION

     This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

     NO PERSON HAS BEEN AUTHORIZED TO GAIN ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

SUB-ADVISER
----------------------------------------------------------
MARKET SYSTEMS RESEARCH ADVISORS, INC.
80 Maiden Lane
New York, N.Y. 10038

DISTRIBUTOR
----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

TRANSFER AGENT
----------------------------------------------------------
STATE STREET BANK AND TRUST COMPANY
c/o National Financial Data Services
1004 Baltimore
Kansas City, Missouri 64105




TABLE OF CONTENTS                                    PAGE
----------------------------------------------------------

Financial Highlights ................................  2

Description of the Fund .............................  3

Investment Objective and Policies ...................  3

Special Considerations and Risks ....................  4

Investment Restrictions .............................  5

Management of the Fund ..............................  5

Investment Adviser, Sub-Adviser, Distributor
  and Administrator .................................  5

Portfolio Managers ..................................  6

How to Purchase and Redeem Shares ...................  6

Shareholder Servicing Agents ........................  6

Determination of Net Asset Value ....................  6

Performance Calculation .............................  7

Dividend, Distribution and Reinvestment Policy ......  7

Tax Matters .........................................  7

General Information .................................  8

Other Information ...................................  9


                         LEXINGTON
                  ========================

                           [LOGO]


                          LEXINGTON

                           NATURAL
                          RESOURCES
                            TRUST

                        ------------



                        ------------


                  ========================


           P R O S P E C T U S

             APRIL 30, 1998

                        LEXINGTON NATURAL RESOURCES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1998

     This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Natural Resources Trust (the "Fund"), dated April 30, 1998, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following number:


                                  201-845-7300


                                TABLE OF CONTENTS

                                                                           Page
General Information and History ...........................................  2

Investment Objectives and Policies ........................................  2

Investment Restrictions ...................................................  2

Investment Adviser, Sub-Adviser, Distributor and Administrator ............  3

Portfolio Transactions and Brokerage Commissions ..........................  4

Performance Calculation ...................................................  5

Dividend, Distribution and Reinvestment Policy ............................  6

Tax Matters ...............................................................  6

Custodians, Transfer Agent and Dividend Disbursing Agent ..................  6

Management of the Fund ....................................................  7

Other Information .........................................................  9

Financial Statements ...................................................... 10

                         GENERAL INFORMATION AND HISTORY

     The Fund was formerly named "Lexington Gold Trust". At a meeting held on September 30, 1991, the shareholders of the Fund approved a change in the Fund's fundamental investment objective and policies. In connection with the change of investment objective and policies, the Fund also changed its name to "Lexington Natural Resources Trust."

                       INVESTMENT OBJECTIVES AND POLICIES

    The Fund's investment objective is to seek long-term growth of capital through investment primarily in common stocks of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. Current income will not be a factor. Total return will consist primarily of capital appreciation.

     Management attempts to achieve the investment objective of the Fund by seeking to identify securities of companies that, in its opinion, are undervalued relative to the value of natural resource holdings of such companies in light of current and anticipated economic or financial conditions. Natural resource assets are materials derived from natural sources which have economic value. The Fund will consider a company to have substantial natural resource assets when, in management's opinion, the company's holdings of the assets are of such magnitude, when compared to the capitalization, revenues or operating profits of the company, that changes in the economic value of the assets will affect the market price of the equity securities of such company. Generally, a company has substantial natural resource assets when at least 50% of the non-current assets, capitalization, gross revenues or operating profits of the company in the most recent or current fiscal year are involved in or result from, directly or indirectly through subsidiaries, exploring, mining, refining, processing, fabricating, dealing in or owning natural resource assets. Examples of natural resource assets include: companies that specialize in energy sources (e.g., coal, geothermal power, natural gas and oil), environmental technology (e.g., pollution control and waste recycling), forest products, agricultural products, chemical products, ferrous and non-ferrous metals (e.g., iron, aluminum and copper), strategic metals (e.g., uranium and titanium), precious metals (e.g., gold, silver and platinum), and other basic commodities. The Fund presently does not intend to invest directly in natural resource assets or related contracts. The Fund may invest up to 25% of its total assets in securities principally traded in markets outside the United States.

     Management of the Fund believes that, based upon past performance, the securities of specific companies that hold different types of substantial natural resource assets may move relatively independently of one another during different stages of inflationary cycles due to different degrees of demand for, or market values of, their respective natural resource holdings during particular portions of such inflationary cycles. The Fund's fully managed investment approach enables it to switch its emphasis among various industry groups depending upon management's outlook with respect to prevailing trends and developments. The investment objective and policies of the Fund described in the first two paragraphs of this section are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended.

                             INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "Investment Policy," and the following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholder's meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. The Fund is a non-diversified management investment company and

      1. with respect to 50% of its assets, the Fund will not at the time of purchase invest more than 5% of its total assets, at market value, in the securities of one issuer (except the securities of the United States Government);

      2. with respect to the other 50% of its assets, the Fund will not invest at the time of purchase more than 25% of the market value of its total assets in any single issuer.

      These two restrictions, hypothetically, could give rise to a portfolio with as few as fourteen issues.

      In addition, the Fund will not:

      1. Purchase more than 10% of the voting securities or more than 10% of any class of securities of any issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

      2. Purchase any security restricted as to disposition under Federal Securities laws or securities that are not readily marketable or purchase any securities if such a purchase would cause the Fund to own at the time of such purchase, illiquid securities, including repurchase agreements with an agreed upon repurchase date in excess of seven days from the date of acquisition by the Fund, having aggregate market value in excess of 10% of the value of the Fund's total assets.

      3. Make short sales of securities or purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions.

      4. Write, purchase or sell puts, calls or combinations thereof. However, the Fund may invest up to 15% of the value of its assets in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular company at a specified price until expiration. Such investments generally can provide a greater potential for profit - or loss - than investment of an equivalent amount in the underlying common stock. The prices of warrants do not necessarily move parallel to the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. It should be understood that investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the corporation issuing them. In addition, the sale of warrants held more than one year generally results in a long term capital gain or loss to the holder, and the sale of warrants held for less than such period generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of warrants, however, begins on the day after the date of exercise, regardless of how long the warrant was held. This restriction on the purchase of warrants does not apply to warrants attached to, or otherwise included in, a unit with other securities.

      5. Invest in any commodities or commodities futures contracts, including futures contracts relating to gold.

      6. Invest in real estate.

      7. Invest more than 5% of the value of its total assets in securities of issuers which, with their predecessors, have a record of less than three years continuous operation.

      8. Purchase or retain the securities of any issuer if the officers or Trustees of the Fund, or its Investment Adviser, or Sub-Adviser who own individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

      9. Lend money or securities, provided that the making of time or demand deposits with domestic banks and the purchase of debt securities such as bonds, debentures, commercial paper, repurchase agreements and short term obligations in accordance with the Fund's objective and policies, are not prohibited.

     10. Borrow money, except for temporary emergency purposes, and in no event more than 5% of its net assets at value or cost, whichever is less; or pledge its gold or portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount exceeding 10% of the value of its total assets.

     11. Underwrite securities issued by others.

     12. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     13. Invest for the purpose of exercising control or management of another company.

     14. Participate on a joint or a joint and several basis in any trading account in securities.

     The percentage restrictions referred to above are to be adhered to at the time of investment, and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets.

         INVESTMENT ADVISER, SUB-ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser to the Fund, and, as such, advises and makes recommendations to the Fund with respect to its investments and investment policies.

     LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), 80 Maiden Lane, New York, New York 10038, a registered investment advisor, under which the MSR will provide the Fund with certain investment management and administrative services.

     Under the terms of the investment management agreement, LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and Trustees of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment management agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent Trustees' fees.

     LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntarily reduction at any time.

     LMC's services are provided and its investment advisory fee is paid pursuant to an investment management agreement, dated August 20, 1991 which will automatically terminate if assigned and which may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Trustees, including a majority of Trustees who are not parties to the agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended. For the year ended December 31, 1997 LMC received $635,819 in investment advisory fees from the Fund and paid MSR $317,919.

     LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent. These clients pay fees which LMC considers comparable to the fee levels for similarly served clients. LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for a fund, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, LMC believes that the ability of the Fund to participate in combined transactions may generally produce better execution overall.

     MSR,  the  Sub-Adviser   serves  as  investment   adviser  to  private  and
institutional accounts.

     LMC also acts as administrator to the Fund pursuant to an Administration Services Agreement dated February 28, 1995 and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     Lexington Funds Distributor, Inc. ("LFD") serves as distributor for Fund shares under a distribution agreement which is subject to annual approval by a majority of the Fund's Board of Trustees, including a majority of Trustees who are not "interested persons."

     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Lexington Global Asset Managers, Inc., holds a controlling interest in MSR. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.,

     Of the Trustees, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor and Lavery and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC by virtue of being officers, trustees or employees thereof. As of March 31, 1998, all officers and Trustees of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     As a general matter, purchases and sales of portfolio securities by the Fund are placed by LMC or MSR with brokers and dealers who in their opinion will provide the Fund with the best combination of price (inclusive of brokerage commissions) and execution for its orders. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made at a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended are met. Section 28(e) was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC or MSR and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or MSR or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC or MSR in carrying out its obligations to the Fund.

     As a general matter, it is the Fund's policy to execute in the U.S. all transactions with respect to securities traded in the U.S. except when better price and execution can, in the judgment of management of the Fund, be obtained elsewhere. Over-the-counter purchases and sales are normally made with principal market makers, except where, in the opinion of management, the best executions are available elsewhere.

     In addition, the Fund may from time to time allocate brokerage commissions to firms which furnish research and statistical information to LMC or MSR or which render to the Fund services which LMC or MSR is not required to provide. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. No formula has been established for the allocation of business to such brokers. For the fiscal year ended December 31, 1995, the portfolio turnover rate for the Fund was 149.18%, and the Fund paid $100,622 in brokerage commissions. For the fiscal year ended December 31, 1996, the portfolio turnover rate for the Fund was 102.76% and the Fund paid $118,713 in brokerage commissions and of that amount, $40,567 was paid for with soft dollars. For the fiscal year ended December 31, 1997, the portfolio turnover rate for the Fund was 114.16% and the Fund paid $258,001 in brokerage commissions and of that amount, $106,488 was paid for with soft dollars.

     Advisory fees paid to LMC and expense reimbursements paid to the Fund are as follows:


        PERIOD          ADVISORY FEE SUB ADVISORY FEE   EXPENSE REIMBURSEMENT
        ------          ------------ ----------------   --------------------
  1/1/95 to 12/31/95      $148,634       $ 74,304                $0
  1/1/96 to 12/31/96       260,014        130,009                 0
  1/1/97 to 12/31/97       635,819        317,919                 0


                             PERFORMANCE CALCULATION

     For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, rules promulgated by the Securities and Exchange Commission ("SEC"), a fund's advertising performance must include total return quotations calculated according to the following formula:

P(1 + T)n = ERV
Where: P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years (1, 5 or 10)
       ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of the 1, 5 or 10 year period, at the end of such period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1,5 and 10 year periods of the Fund's existence or such shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, the maximum sales load is deducted from the initial $1,000 payment and all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in advertising than the information prescribed under Item 21 of Form N-1A.

     The Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

     Pursuant to the SEC calculation, the Fund's average total rate of return for the one and five year and since commencement (8/1/89) period ended December 31, 1997 was 7.15%, 10.77% and 5.81%.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Internal Revenue Code of 1986, as amended ("the Code"), and to avoid the imposition of regular Federal income tax and, if applicable, a 4% excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, in additional full and fractional shares of the Fund.

                                   TAX MATTERS

     The following is only a summary of certain additional tax considerations as a RIC, that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund intends to qualify to be treated as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended (the
"Code"). The Fund will not itself be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of the Participating Insurance Companies. In addition, if the Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it will not be subject to the 4% federal excise tax otherwise applicable to the undistributed income or gain of a RIC. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the Participating Insurance Companies. Under existing tax law, capital gains or dividends from the Fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract.

     SEGREGATED ASSET ACCOUNTS. Shares in the Fund are offered only to segregated asset accounts, which are insurance company separate accounts that fund variable annuity or variable life insurance accounts.

     Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, such RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each segregated asset account of a Participating Insurance Company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

     For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectuses used in connection with the issuance of their particular contracts or policies.

            CUSTODIANS, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund. In addition, the Fund and Chase Manhattan Bank, N.A., may appoint foreign banks and foreign securities depositories which qualify as eligible foreign sub-custodians under rules adopted by the Securities and

Exchange Commission. State Street Bank and Trust Company, N.A., 225 Franklin Street, Boston, Massachusetts 02110 has been retained to act as the Transfer Agent and Dividend Disbursing Agent for the Fund.

      The custodians and transfer agent have no part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                             MANAGEMENT OF THE FUND

     The Fund's Trustees and executive officers and their principal occupations and former affiliations are:

 + S.M.S.  CHADHA  (60),  TRUSTEE.  3/16 Shanti  Niketan,  New Delhi 21,  India.
   Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ ROBERT M.  DEMICHELE  (53),  PRESIDENT  AND CHAIRMAN.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington Global Asset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.;
   Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation, Claredon
   National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems, Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

*+ BEVERLEY C. DUER, P.E. (68),  TRUSTEE.  340 East 72nd Street,  New York, N.Y.
   10021. Private Investor. Formerly Manager, Operations Research Department, CPC International Inc.

*+ BARBARA R. EVANS (37), TRUSTEE. 5 Fernwood Road, Summit, N.J. 07901.  Private
   Investor,   formerly,   Assistant  Vice  President  and  Securities  Analyst,
   Lexington Management Corporation.

*+ RICHARD M. HISEY (39), TRUSTEE, VICE PRESIDENT AND TREASURER.  P.O. Box 1515,
   Saddle Brook, N.J. 07663. Managing Director, Chief Financial Officer and Director, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc; Chief Financial Officer, Market Systems Research Advisers, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+ LAWRENCE  KANTOR (51),  VICE  PRESIDENT  AND TRUSTEE.  P.O. Box 1515,  Saddle
   Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager -- Mutual Funds, Lexington Global Asset Managers, Inc.,

 + JERARD F. MAHER (51),  TRUSTEE.  300 Raritan  Center  Parkway,  Edison,  N.J.
   08818. General Counsel, Federal Business Center; Counsel, Ribis, Graham &Curtin.

 + ANDREW M.  MCCOSH (57), TRUSTEE. 12 Wyvern Park, Edinburgh EH92 JY, Scotland,
   U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University of Edinburgh, Scotland..

*+ DONALD B. MILLER  (71),  TRUSTEE.  10725 Quail Covey  Drive,  Boynton  Beach,
   Florida 33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services.

*+ JOHN G. PRESTON (65),  TRUSTEE.  3 Woodfield Road,  Wellesley,  Massachusetts
   02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

 + MARGARET W. RUSSELL (77), TRUSTEE. 55 North Mountain Avenue,  Montclair, N.J.
   07042. Private Investor, formerly Community Affairs Director, Union Camp Corporation.

*+ ALLEN H. STOWE (60), TRUSTEE.  3674 Fifth and Ocean Avenues,  Normandy Beach,
   New Jersey 08739. President, Dartmouth Co-operative Society Co., Inc.

*+ LISA CURCIO (38), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515, Saddle Brook,
   N.J. 07663. Senior Vice President and Secretary, Lexington Management Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+ RICHARD J. LAVERY,  CLU, CHFC (43),  VICE PRESIDENT.  P. O. Box 1515,  Saddle
   Brook, N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+ JANICE A. CARNICELLI (38), VICE PRESIDENT. P. O. Box 1515, Saddle Brook, N.J.
   07663.

*+ CHRISTIE CARR-WALDRON (30), ASSISTANT TREASURER, P.O. Box 1515, Saddle Brook,
   N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+ CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, New
   Jersey 07663. Prior to October 1997, Manager, Fund Accounting.

*+ SIOBHAN  GILFILLAN (34),  ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook,
   N.J. 07663.

*+ JOAN K. LEDERER (31), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
   07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+ SHERI MOSCA (34),  ASSISTANT  TREASURER.  P. O. Box 1515,  Saddle Brook, N.J.
   07663.

*+ PETER CORNIOTES (36), ASSISTANT SECRETARY. P. O. Box 1515, Saddle Brook, N.J.
   07663.  Vice  President  and  Assistant   Secretary,   Lexington   Management
   Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ ENRIQUE FAUST (37),  ASSISTANT  SECRETARY,  P.O. Box 1515, Saddle Brook, N.J.
   07663. Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.

*"Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

 + Messrs.  Chadha,  Corniotes,  DeMichele,  Duer, Hisey, Faust, Kantor, Lavery,
   Maher, McCosh, Miller, Preston and Stowe and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Lederer, Mosca and Russell hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc. or Market Systems Research Advisers, Inc.

     The Board of Trustees met 5 times during the twelve months ended December 31, 1997, and each of the Trustees attended at least 75% of those meetings.

             REMUNERATION OF TRUSTEES AND CERTAIN EXECUTIVE OFFICERS

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof up to a maximum of $9,000 per year for Trustees living outside the U.S. and $6,000 per year for Trustees living within the U.S. Each Trustee who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by LMC. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves. Effective September 12, 1995, each Trustee receives annual compensation of $24,000. Prior to September 12, 1995, the trustees who were not employed by the Fund or its affiliates received annual compensation of $16,000.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1997 to December 31, 1997 for each Trustee:

-------------------------------------------------------------------------------
                            AGGREGATE       TOTAL COMPENSATION      NUMBER OF
      NAME OF DIRECTOR  COMPENSATION FROM      FROM FUND AND    DIRECTORSHIPS IN
                              FUND             FUND COMPLEX       FUND COMPLEX
--------------------------------------------------------------------------------
   S.M.S. Chadha             $1,712               $26,821              15
--------------------------------------------------------------------------------
   Robert M. DeMichele          0                    0                 16
--------------------------------------------------------------------------------
   Beverley C. Duer          $1,712               $29,521              16
--------------------------------------------------------------------------------
   Barbara R. Evans             0                    0                 15
--------------------------------------------------------------------------------
   Lawrence Kantor              0                    0                 15
--------------------------------------------------------------------------------
   Jerard F. Maher           $1,712               $29,521              16
--------------------------------------------------------------------------------
   Andrew M. McCosh          $1,600               $25,029              15
--------------------------------------------------------------------------------
   Donald B. Miller          $1,712               $26,821              15
--------------------------------------------------------------------------------
   John G. Preston           $1,712               $26,821              15
--------------------------------------------------------------------------------
   Margaret W. Russell       $1,936               $27,045              15
--------------------------------------------------------------------------------
   Philip C. Smith*          $1,220               $19,200              N/A
--------------------------------------------------------------------------------

  *Retired

                 RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Effective September 12, 1995, the Trustees instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Trustee in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (i.e., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Trustees will be eligible to serve as Honorary Trustees for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Trustees Chadha, Duer, Maher, McCosh, Miller, Preston and Russell are 2, 19, 2, 2, 23, 19 and 16, respectively.

                              HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS
                              ---------------------------------------------

                 $20,000         $25,000            $30,000              $35,000

    YEARS OF
     SERVICE               ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
     ------                ----------------------------------------
       15        $15,000         $18,750            $22,500              $26,250
       14         14,000          17,500             21,000               24,500
       13         13,000          16,250             19,500               22,750
       12         12,000          15,000             18,000               21,000
       11         11,000          13,750             16,500               19,250
       10         10,000          12,500             15,000               17,500


                                OTHER INFORMATION

     As of February 19, 1998, Lexington Management Corporation, P. O. Box 1515/Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 owned beneficially 10,454 shares of the Fund (0.2% of the Fund's outstanding shares). The balance of the outstanding shares of the Fund (99.8%) are owned by Aetna Life Insurance and Annuity Company, Kemper Investors Life Insurance Company and Safeco Life and Annuity Company and allocated to a separate account used for funding variable annuity contracts and variable life insurance policies.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Lexington NaturalResources Trust:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Natural Resources Trust as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Natural Resources Trust as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997


 NUMBER OF                                                  VALUE
  SHARES                 SECURITY                          (NOTE 1)
--------------------------------------------------------------------------------

              COMMON STOCK: 95.3%
              AGRICULTURE: 2.9%
   48,000     Dekalb Genetics Corporation ...............  $1,884,000
                                                           ----------

              CHEMICAL PRODUCTS: 8.1%
   14,000     Dow Chemical Company ......................   1,421,000
   25,000     Imperial Chemical Industries
                Plc (ADR) ...............................   1,623,437
   21,000     Pioneer Hi-Bred International,
                Inc. ....................................   2,252,250
                                                           ----------
                                                            5,296,687
                                                           ----------
              ENERGY SOURCES: 74.0%
   26,000     Anadarko Petrol Corporation ...............   1,577,875
   21,600     Atlantic Richfield Company ................   1,730,700
   32,400     Atwood Oceanics, Inc. .....................   1,534,950
   19,200     British Petroleum Company Plc .............   1,530,000
   55,000     Canadian Natural Resources,
                Ltd.1 ...................................   1,176,085
   17,500     Chevron Corporation .......................   1,347,500
   35,000     Coflexip S.A. (ADR) .......................   1,958,906
   30,600     Cooper CameronCorporation .................   1,866,600
   34,000     Diamond Offshore Drilling, Inc. ...........   1,636,250
   28,200     Elf Aquitaine S.A.  (ADR) .................   1,653,225
   50,000     ENSCO International, Inc. .................   1,675,000
   26,600     Exxon Corporation .........................   1,627,587
   49,000     Forcenergy, Inc.1 .........................   1,283,187
   90,000     Global Industries, Ltd.1 ..................   1,532,813
   49,000     Global Marine, Inc.1 ......................   1,200,500
   40,000     Halliburton Company .......................   2,077,500
   26,000     Imperial Oil, Ltd. ........................   1,662,375
   35,800     Rogers Corporation ........................   1,463,325
   30,000     Rowan Companies, Inc. .....................     915,000
   29,200     Royal Dutch Petroleum
                Company (ADR) ...........................   1,582,275
   22,500     Schlumberger, Ltd. ........................   1,811,250
   25,500     Smith International, Inc. .................   1,565,063
   39,000     Stolt Comex Seaway, S.A. (ADR)1 ...........   1,920,750
   33,400     Talisman Energy, Inc. .....................   1,021,126
   37,200     Texaco, Inc. ..............................   2,022,750
   54,000     The Williams Companies. Inc. ..............   1,532,250
   59,900     Tosco Corporation .........................   2,264,969
   64,300     Trizec Hahn Corporation ...................   1,490,956
   50,000     USX-Marathon Group ........................   1,687,500
   56,000     YPF Sociedad Anonima (ADR) ................   1,914,500
                                                          -----------
                                                           48,262,767
                                                          -----------
              ENVIRONMENTAL TECHNOLOGY: 2.4%
   43,300     Browning-Ferris Industries, Inc. ..........   1,602,100
                                                          -----------
              FERROUS METALS: 1.4%
   52,000     Minorco S.A. (ADR) ........................     877,500
                                                          -----------
              PAPER AND FOREST PRODUCTS: 2.9%
   50,000     Fort James Corporation ....................   1,912,500
                                                          -----------
              PRECIOUS METALS: 3.6%
   99,000     Cambior, Inc. .............................     581,625
   35,000     Newmont Gold Company ......................   1,043,438
  220,000     TVX Gold, Inc.1 ...........................     742,500
                                                          -----------
                                                            2,367,563
                                                          -----------
              TOTAL COMMON STOCK
                (cost $55,702,007) ......................  62,203,117
                                                          -----------

              SHORT-TERM INVESTMENT:

              U.S. GOVERNMENT AGENCY OBLIGATION: 4.6%
$3,000,000    Federal Home Loan Mortgage
              Corporation, 4.75%, due 01/02/1998
                (cost $2,999,604) .......................   2,999,604
                                                          -----------

              TOTAL INVESTMENTS: 99.9%
                (cost $58,701,611+) .....................  65,202,721

              Other assets in excess of liabilities:
                0.1% ....................................      60,141
                                                          -----------
              TOTAL NET ASSETS: 100.0%
                (equivalent to $14.91 per share on
                4,375,853 shares outstanding) ........... $65,262,862
                                                          ===========

ADR--American Depository Receipt.
1Non-income producing security.
+Aggregate cost for Federal income tax purposes is $58,845,176.


   The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $58,701,611) (Note1) ................ $65,202,721
Cash ............................................................     234,005
Receivable for investment securities sold .......................      35,133
Dividends and interest receivable ...............................      75,010
                                                                  -----------
          Total Assets ..........................................  65,546,869
                                                                  -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ................      54,457
Payable for investment securities purchased .....................     185,187
Accrued expenses ................................................      44,363
                                                                  -----------
          Total Liabilities .....................................     284,007
                                                                  -----------
Net Assets (equivalent to $14.91 per share on
  4,375,853 shares outstanding) (Note 3) ........................ $65,262,862
                                                                  ===========
NET ASSETS CONSIST OF:
Paid-in capital--unlimited shares of beneficial interest
 at no par value ................................................ $55,816,532
Undistributed net investment income .............................     245,932
Accumulated net realized gains on investments ...................   2,699,288
Unrealized appreciation on investments ..........................   6,501,110
                                                                  -----------
          Total Net Assets ...................................... $65,262,862
                                                                  ===========

    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF OPERATIONS
December 31, 1997

INVESTMENT INCOME
Dividends ........................................... $  949,200
Interest ............................................    123,697
                                                      ----------
                                                       1,072,897
Less: foreign tax expense ...........................     29,231
                                                      ----------
          Total investment income ...................                $1,043,666

EXPENSES
   Investment advisory fee (Note 2) .................    635,819
   Printing and mailing expenses. ...................     47,572
   Accounting expenses (Note 2) .....................     43,278
   Directors' fees and expenses .....................     17,832
   Professional fees ................................     14,200
   Computer processing fees .........................     12,927
   Custodian expenses ...............................     12,910
   Registration fees ................................      2,590
   Other expenses ...................................     10,606
                                                      ----------
          Total expenses ............................                   797,734
                                                                     ----------
          Net investment income. ....................                   245,932

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4)

   Net realized gain on investments .................  2,699,440

   Net change in unrealized appreciation on
       investments ..................................    768,667
                                                      ----------
          Net realized and unrealized gain ..........                 3,468,107
                                                                     ----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....                $3,714,039
                                                                     ==========


    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
STATEMENT OF CHANGES IN NET ASSETS
Years Ended December 31, 1997 and 1996



                                                                                             1997              1996
                                                                                         -----------       -----------
Net investment income .................................................................  $   245,932       $   102,985
Net realized gain from investments and foreign currency
   transactions .......................................................................    2,699,440         2,033,892
Net change in unrealized appreciation .................................................      768,667         4,072,007
                                                                                         -----------       -----------
        Increase in net assets resulting from operations ..............................    3,714,039         6,208,884

Distribution to shareholders from net investment income ...............................           --          (125,875)
Distribution to shareholders from net realized gains from security
       transactions ...................................................................   (1,902,822)               --
Increase in net assets from capital share transactions (Note 3) .......................   25,517,709        14,895,680
                                                                                         -----------       -----------
        Net increase in net assets ....................................................   27,328,926        20,978,689

NET ASSETS:
     Beginning of period ..............................................................   37,933,936        16,955,247
                                                                                         -----------       -----------
     End of period (including undistributed net investment income of
        $245,932 and $0, 1997 and 1996, respectively) .................................  $65,262,862       $37,933,936
                                                                                         ===========       ===========



    The Notes to Financial Statements are an integral part of this statement.

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996


NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

      Lexington Natural Resources Trust (the "Trust") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment objective is to seek long-term growth of capital through investment primarily in common stock of companies which own, or develop natural resources and other basic commodities, or supply goods and services to such companies. With the exception of shares held in connection with initial capital of the Trust, shares of the Trust are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

      INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by management in good faith under the direction of the Trust's Board of Trustees. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

      FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

      DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Trust's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

      USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

      The Trust pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Trust's average daily net assets. LMC has entered into a sub-advisory management contract with Market Systems Research Advisors, Inc. ("MSR"), a registered investment advisor, under which MSR will provide the Trust with certain investment management and administrative services. Pursuant to the terms of the sub-advisory contract between LMC and MSR, LMC pays MSR a monthly sub-advisory fee of 0.50% of

LEXINGTON NATURAL RESOURCES TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)


NOTE 2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE
(CONTINUED)

the Trust's average daily net assets. The investment advisory contract provides that the total annual expenses of the Trust (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Trust is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Trust are offered for sale. No reimbursement was required for the year ended December 31, 1997.

      The Trust reimbursed LMC for certain expenses, including accounting costs of $43,278, which are incurred by the Trust, but paid by LMC.

NOTE 3. CAPITAL STOCK

      Transactions in capital stock were as follows:

                                                            Year ended                         Year ended
                                                        December 31, 1997                  December 31, 1996
                                                   ---------------------------         ---------------------------
                                                     Shares           Amount             Shares          Amount
                                                    ---------       -----------        ---------       -----------
     Shares sold ................................   3,601,366       $53,536,615        1,945,915       $25,001,397
     Shares issued on
          reinvestment of dividends .............     116,969         1,902,821            8,844           125,875
                                                    ---------       -----------        ---------       -----------
                                                    3,718,335        55,439,436        1,954,759        25,127,272
     Shares redeemed ............................  (1,996,391)      (29,921,727)        (801,456)      (10,231,592)
                                                    ---------       -----------        ---------       -----------
     Net increase ...............................   1,721,944       $25,517,709        1,153,303       $14,895,680
                                                    =========       ===========        =========       ===========

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

      The cost of purchases and proceeds from sales of investments for the year ended December 31, 1997, excluding short-term securities, were $92,192,948 and $68,120,104, respectively.

      At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $9,978,914 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $3,621,369.

NOTE 5. INVESTMENT AND CONCENTRATION RISKS

      The Trust makes significant investments in foreign securities and has a policy of investing in the securities of companies that own or develop natural resources and other basic commodities, or supply goods and services to such companies. There are certain risks involved in investing in foreign securities or concentrating in specific industries such as natural resources that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from future adverse political and economic developments, as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

NOTE 6. TAX INFORMATION (UNAUDITED)

      The percentage of investment company taxable income eligible for the dividends received deduction available to certain corporate shareholders with respect to the year ended December 31, 1997 is 100%.

      Capital gain distributions paid to shareholders by the Trust during the year ended December 31, 1997, whether taken in shares or cash:

      $1,122,934 are designated as 28 percent long-term capital gains.

LEXINGTON NATURAL RESOURCES TRUST
FINANCIAL HIGHLIGHTS
Selected per share data for a share outstanding throughout the period:


                                                                      Year ended December 31,
                                              -------------------------------------------------------------------

                                                1997            1996           1995          1994           1993
                                              -------         -------        -------         ------        ------
Net asset value, beginning of period ........ $ 14.29         $ 11.30        $  9.71         $10.30        $ 9.30
                                              -------         -------        -------         ------        ------
Income (loss) from investment operations:
   Net investment income ....................    0.06            0.05           0.06           0.04            --
   Net realized and unrealized gain (loss)
      on investments  and foreign currency
           transactions .....................    1.00            2.99           1.58          (0.59)         1.01
                                              -------         -------        -------         ------        ------
Total income (loss) from investment
    operations ..............................    1.06            3.04           1.64          (0.55)         1.01
                                              -------         -------        -------         ------        ------
Less distributions:
Distributions from net investment income ....      --           (0.05)         (0.05)         (0.04)        (0.01)
Distribution from net realized gains ........   (0.44)             --             --             --            --
                                              -------         -------        -------         ------        ------
Total distributions .........................   (0.44)          (0.05)         (0.05)         (0.04)        (0.01)
                                              -------         -------        -------         ------        ------
Net asset value, end of period .............. $ 14.91         $ 14.29        $ 11.30         $ 9.71        $10.30
                                              =======         =======        =======         ======        ======
Total return ................................   7.15%          26.89%         16.87%         (5.38%)       10.90%
RATIO TO AVERAGE NET ASSETS:
   Expenses .................................   1.25%           1.42%          1.47%          1.55%         2.26%
   Net investment income ....................   0.39%           0.40%          0.56%          0.49%         0.08%
Portfolio turnover rate. .................... 114.16%         102.76%        149.18%         87.40%       114.44%
Average commission paid on equity security
   transactions** ...........................   $0.07           $0.07             --             --            --
Net assets, end of period (000's omitted) ... $65,263         $37,934        $16,955        $13,627        $5,325


** In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.

PART C.     OTHER INFORMATION
-------     -----------------
Item 24.    Financial Statements and Exhibits - List
            ----------------------------------------
     The Annual Report for the year ending December 31, 1997 was filed electronically on February 27, 1998 (as form type N-30D). Financial statements from this 1997 Annual Report have been included in the Statement of Additional Information.

                                                  Page in the Statement
   (a)      Financial statements:                 of Additional Information
            ---------------------                 -------------------------

            Report of Independent Auditors                   10
            dated February 4, 1998

            Statement of Net Assets (Including               11
            the Portfolio of Investments) at
            December 31, 1997 (1)

            Statement of Assets and Liabilities              12
            at December 31, 1997

            Statement of Operations for the year             13
            ended December 31, 1997 (2)

            Statements of Changes in Net Assets for          14
            the years ended December 31, 1996
            and 1997

            Notes to Financial Statements                    15

            Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.

            (1) Includes the information required by Schedule I.

            (2) Includes the information required by the Statement of
                Realized Gain or Loss on Investments

ITEM 24.    Financial Statements and Exhibits - List
            ----------------------------------------
(b) Exhibits:

1.   Declaration of Trust - Filed electronically on 4/10/97 -
     Incorporated by reference

2.   By-Laws - Filed electronically on 4/10/97 -
     Incorporated by reference

3.   Not Applicable

4.   Rights of Holders -                                 Filed electronically

5. Investment Advisory Agreement between Registrant and Lexington Management Corporation - Filed Electronically on April 29, 1996 - Incorporated by reference

5a.  Sub-Advisory Investment Management Agreement between
     Registrant & Market Systems Research Advisors, Inc.- Filed electronically on April 29, 1996 - Incorporated by reference

6. Distribution Agreement between Registrant and Lexington Funds Distributor, Inc. - Filed electronically on 4/10/97 - Incorporated by reference

7.   Retirement Plan for Eligible Trustees -             Filed electronically

8a.  Form of Custodian Agreement between
     Registrant and Chase Manhattan Bank, N.A. -
     Filed electronically on 4/28/95 -
     Incorporated by reference

8b. Transfer Agency Agreements between Registrant and State Street Bank and Trust Company - Filed Electronically on April 29, 1996 - Incorporated by reference

9.   Form of Administrative Services Agreement between
     Registrant and Lexington Management Corporation -
     Filed electronically on 4/28/95 -
     Incorporated by reference

10.  Opinion of Counsel as to Legality of Securities being
     registered -                                        Filed electronically

11.  Consents
     (a) Consent of Counsel                              Filed electronically
     (b) Consent of Independent Auditors                 Filed electronically

12.  Not Applicable

13.  Not Applicable

14.  Not Applicable

15.  Not Applicable

16.  Performance Calculation -                           Filed electronically

Item 25.    Persons Controlled by or under Common Control with Registrant
            -------------------------------------------------------------
     Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

     None.


Item 26.    Number of Holders of Securities
            -------------------------------
     State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

     The following information is given as of February 13, 1998:

     Title of Class                              Number of Record Holders
     --------------                              ------------------------
     Shares of beneficial interest                           16
     (no par value)


Item 27.    Indemnification
            ---------------
     State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

     Under the terms of the General Laws of the State of Massachusetts and the Trust's Restated Declaration of Trust, the Trust shall indemnify each of its Trustees to receive such indemnification (including those who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise), against all liabilities and expenses, including amounts paid in satisfaction of judgements, in compromise of fines and penalties, and counsel fees, reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other person, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of this being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith or with willful misfeasance or reckless disregard of duties or gross negligence; provided, however, that as to any matter disposed of by a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent, decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent counsel approved by the Trustee to the effect that if the foregoing matter had been adjudicated they would likely have been adjudicated in favor of such Trustee, officer, employee or agent. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he may lawfully be titled; provided, however, that no Trustee, officer, employee or agent may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of Trust Property, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under the Declaration of Trust, provided that the indemnified Trustee, officer, employee or agent shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is entitled to such indemnification.


Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------
     Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

     See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29.    Principal Underwriters
            ----------------------
     (a)    Lexington Money Market Trust
            Lexington Growth and Income Fund, Inc.
            Lexington GNMA Income Fund, Inc.
            Lexington Ramirez Global Income Fund
            Lexington Worldwide Emerging Markets Fund, Inc.
            Lexington Goldfund, Inc.
            Lexington Global Fund, Inc.
            Lexington Corporate Leaders Trust Fund
            Lexington Natural Resources Trust
            Lexington Strategic Investments Fund, Inc.
            Lexington Strategic Silver Fund, Inc.
            Lexington Convertible Securities Fund
            Lexington International Fund, Inc.
            Lexington Emerging Markets Fund, Inc.
            Lexington Crosby Small Cap Asia Growth Fund, Inc.
            Lexington SmallCap Fund, Inc.
            Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                        Position and Offices               Position and
Name and Principal      with Principal                     Offices with
Business Address        Underwriter                         Registrant
------------------      --------------------               ------------
Peter Corniotes*        Assistant Secretary              Asst. Secretary

Lisa Curcio*            Vice President and               Secretary
                        Secretary

Robert M. DeMichele*    Chief Executive Officer          Chairman of the
                        and Chairman                     Board and President

Richard M. Hisey*       Chief Financial Officer,         Vice President &
                        Vice President & Director        Treasurer

Lawrence Kantor*        Executive Vice President         Trustee & Vice
                        and Director                     President

Richard Lavery*         Vice President                   Vice President

Janice McInerney*       Assistant Treasurer              None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.  Location of Accounts and Records
          --------------------------------
          With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

          The Registrant, Lexington Natural Resources Trust, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036, or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.


Item 31.  Management Services
          -------------------
          Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

          None.


Item 32.  Undertakings -
          ------------
          The Registrant, Lexington Natural Resources Trust undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.

          The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                                 Registration No. 33-26116


                    Securities and Exchange Commission

                          Washington, D.C.  20549



                                 Exhibits

                                Filed With

                                 Form N-1A




                     LEXINGTON NATURAL RESOURCES TRUST

                               EXHIBIT INDEX



The following documents are being filed electronically as exhibits to this filing:


Rights of Holders

Retirement Plan for Eligible Trustees

Opinion of Counsel as to Legality of Securities being registered

Consent of Kramer, Levin, Naftalis & Frankel

Consent of independent auditors for the inclusion of their report herein

Performance Calculation

Article 6 Financial Data Schedule

Cover

                                SIGNATURES


          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 24th day of April, 1998.


                              LEXINGTON NATURAL RESOURCES TRUST


                              /s/ Robert M. DeMichele
                              ________________________________________
                              By Robert M. DeMichele
                                 Chairman of the Board


          Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                              Title                    Date

/s/ Robert M. DeMichele
__________________________         Chairman of the Board    April 24, 1998
Robert M. DeMichele                Principal Executive
                                   Officer

/s/ Richard M. Hisey
__________________________         Principal Financial      April 24, 1998
Richard M. Hisey                   and Accounting Officer
                                   and Trustee

/s/ Lisa Curcio
__________________________         Principal Compliance     April 24, 1998
Lisa Curcio                        Officer


*SMS Chadha                        Trustee                  April 24, 1998
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.            Trustee                  April 24, 1998
__________________________
 Beverley C. Duer, P.E.


*Barbara M. Evans                  Trustee                  April 24, 1998
__________________________
 Barbara M. Evans

Signature                         Title                         Date

*Lawrence Kantor                 Trustee                   April 24, 1998
__________________________
 Lawrence Kantor


*Jerard F. Maher                 Trustee                   April 24, 1998
__________________________
 Jerard F. Maher


*Andrew M. McCosh                Trustee                   April 24, 1998
__________________________
 Andrew M. McCosh


*Donald B. Miller                Trustee                   April 24, 1998
__________________________
 Donald B. Miller


*John G. Preston                 Trustee                   April 24, 1998
__________________________
 John G. Preston


*Margaret W. Russell             Trustee                   April 24, 1998
__________________________
 Margaret W. Russell


*Allen H. Stowe                  Trustee                   April 24, 1998
__________________________
 Allen H. Stowe



     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact

                           POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Lawrence Kantor, Lisa Curcio or Jay Baris, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his or her name, place and stead, in any and all his or her capacities as a trustee of LEXINGTON NATURAL RESOURCES TRUST, a Massachusetts business trust, to sign on his or her or its behalf any and all Registration Statements (including any post-effective amendments to Registration Statements) under the Securities Act of 1933, the Investment Company Act of 1940 and any amendments and supplements thereto, and other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and this requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

DATED this 27th day of February, 1998.




                                      /s/ Allen H. Stowe
                                   _____________________________
                                         Allen H. Stowe